TRANSAMERICA PREMIER FUNDS

Supplement Dated October 1, 2003 to
Prospectus Dated May 1, 2003 for Institutional Class Shares

Please retain this supplement for reference.

Effective October 1, 2003, the Custodian for the Transamerica Premier Funds was changed from State Street Bank and Trust Company (“State Street”) to Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116. Please note, however, that checks for retirement accounts should continue to be made payable to State Street Bank and Trust Company.

All other references in the prospectus to the Custodian as State Street are now changed to IBT.